UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 11, 2021

LIV CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-39157

Cayman Islands	N/A
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

Torre Virreyes
Pedregal No. 24, Piso 6-601
Col. Molino del Rey
México, CDMX
11040

(Address of principal executive offices, including zip code)

+52 55 1100 2470

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	LIVK	The NASDAQ Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	LIVKW	The NASDAQ Stock Market LLC
Units, each consisting of one Class A ordinary share and one redeemable warrant	LIVKU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the U.S. Securities and Exchange Commission (“SEC”) together issued a statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” (the “SEC Staff Statement”). The SEC Staff Statement, among other things, discussed potential accounting implications of certain terms that are common in warrants issued in connection with the initial public offerings of special purpose acquisition companies, and similar to terms contained in the Warrant Agreement, dated December 10, 2019 (the “Warrant Agreement”), between LIV Capital Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company, as warrant agent.

In light of the SEC Staff Statement, the Company reevaluated the accounting treatment of (i) the 8,050,000 redeemable warrants (the “Public Warrants”) that were included as part of the units issued by the Company in its initial public offering (the “IPO”) and (ii) the 2,811,250 private placement warrants (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”) that were issued to the Company’s sponsor in a private placement that closed concurrently with the IPO, and determined to classify the Warrants as derivative liabilities measured at fair value, with changes in fair value each period being reported in earnings. While the Company has not generated any operating revenues to date and does not expect to generate any operating revenues until after completion of its initial business combination, the change in fair value of the Warrants is a non-cash charge and will be reflected in the Company’s statement of operations.

On May 11, 2021, the Company’s management and the Audit Committee of the Company’s board of directors (the “Audit Committee”), after consultation with management and a discussion with Marcum LLP, the Company’s independent registered public accounting firm (the “Independent Accounting Firm”), concluded that it is appropriate to restate certain items in the Company’s previously issued (i) audited balance sheet dated as of December 13, 2019, which was related to the Company’s IPO, (ii) quarterly unaudited financial statements for the periods ended March 31, 2020, June 30, 2020 and September 30, 2020, and (iii) audited financial statements for the period from May 24, 2019 (Inception) through December 31, 2019 and the year ended December 31, 2020 (collectively, the “Relevant Periods”). Considering such restatement, such audited financial statements should no longer be relied upon. The Company will file an amendment to its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which will include the restated audited financial statements for the Relevant Periods.

Going forward, unless the Company amends the terms of the Warrants, the Company expects to continue to classify the Warrants as liabilities, which would require the Company to incur the cost of measuring the fair value of the warrant liabilities.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with the Independent Accounting Firm.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements regarding: the Company’s intention to restate its financial statements; the periods that are expected to be impacted by the restatement of the financial statements; the timing of filing of the reports which will include the restated financial statements; the type, extent and size of adjustments expected to be reflected in such restated financial statements and the effect of the accounting treatment of the warrants on the Company’s past and future financial statements and financial results. Forward-looking statements may be identified by the use of words such as “expect,” “plan,” “will” and other similar expressions that predict or indicate future events or that are not statements of historical matters. These forward-looking statements are based on information available to the Company as of the date of this report, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Among the factors that could cause actual results to differ materially from those indicated in the forward-looking statements are the risk that the Company may not complete its restatements in a timely manner and the risk that the Company’s audit committee and/or independent registered public accounting firm could reach further and different conclusions concerning matters related to the financial statements. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, the Company cannot guarantee future results, events or outcomes. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2021

LIV CAPITAL ACQUISITION CORP.

By:	/s/ Alexander Roger Rossi
Name: Alexander Roger Rossi
Title: Chief Executive Officer and Chairman

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